UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

Sensei Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 D Street, Suite 710 Boston, MA	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 243-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	SNSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sensei Biotherapeutics, Inc. (the “Company”) approved a one-time deviation in the method of payment of annual bonuses for 2022, pursuant to which the Company’s executive officers and other members of senior management, including the Company’s named executive officers, will be paid one-third of their annual bonuses in the form of restricted stock units (“RSUs”) in lieu of cash. The Committee approved this change in line with the belief that equity awards provide the Company’s executives with a strong link to the Company’s long-term performance, create an ownership culture, and help to align the interests of the Company’s executives and stockholders. In addition, awarding a portion of the annual bonuses in equity is anticipated to help preserve the Company’s cash for the continued development of the Company’s product candidates. The Committee effected this change for the 2022 performance period only.

Accordingly, the Committee approved the following annual bonuses for 2022 for the Company’s named executive officers, which are based on a partial achievement of 2022 corporate goals:

Name	Cash (2/3 of Total Bonus)	Number of Shares of Common Stock underlying RSUs (1/3 of Total Bonus)
John Celebi	$152,771	51,893
Erin Colgan	$88,453	30,046

The RSUs will be granted on February 15, 2023. The RSUs will be fully vested as of the grant date and granted pursuant to the standard form of restricted stock unit grant notice and award agreement in substantially the form previously approved by the Board.

Item 7.01	Regulation FD Disclosure

On February 6, 2023, the Company issued a press release titled “Sensei Biotherapeutics Signs Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute (NCI) to Expand Development Plan for SNS-101, a Conditionally Active VISTA-blocking Antibody.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether filed before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Sensei Biotherapeutics, Inc., dated February 6, 2022

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSEI BIOTHERAPEUTICS, INC.

	By:	/s/ John Celebi
Date: February 6, 2023		John Celebi
President and Chief Executive Officer